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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 28, 2005

                        PENN TREATY AMERICAN CORPORATION
                        --------------------------------
               (Exact name of registrant as specified in charter)

         PENNSYLVANIA               001-14681                 23-1664166
         ------------               ---------                 ----------
 (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)           File Number)           Identification No.)

                3440 LEHIGH STREET, ALLENTOWN, PENNSYLVANIA 18103
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 965-2222
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 28, 2005, Penn Treaty Network America Insurance Company ("PTNA") and American Network Insurance Company ("ANIC"), subsidiaries of Penn Treaty American Corporation (the "Company"), entered into a Coinsurance Agreement with Imagine International Reinsurance Limited ("Imagine"), retroactively effective on June 30, 2005. On the same date, PTNA and ANIC also entered into separate Funds Withheld Trust Agreements and Reinsurer Trust Agreements with Imagine and an Investment Management Agreement with Perspective (Barbados) Limited. In addition, the Company, PTNA and ANIC entered into a Commutation and Settlement Agreement with Centre Solutions (Bermuda) Limited ("Centre").

The Coinsurance Agreement provides for the reinsurance, on a 100% quota share basis, by Imagine of long-term care insurance policies issued by PTNA and ANIC prior to 2002 and the Commutation and Settlement Agreement provides for the commutation of the reinsurance agreement with Centre covering such policies.

The agreement with Imagine provides for all net funds to be withheld by PTNA and ANIC, but to be retained in trust for the benefit of Imagine under the respective Funds Withheld Trust Agreements. The Reinsurer Trust Agreements provide for securities deposited by Imagine to be held in trust for the benefit of PTNA and ANIC to allow PTNA and ANIC to receive full statutory reserve credit for the ceded business.

The Investment Management Agreement provides for the management of the amounts held in trust under the Funds Withheld Trust Agreements in accordance with certain investment guidelines.

On July 29, 2005, the Company issued a press release describing the transactions, which is filed as an exhibit hereto and incorporated by reference herein.

The key terms of the Coinsurance Agreement include, but are not limited to:

        o The acceptance of all policy risks by Imagine, subject to an incremental limit of liability of $100 million.

        o The payment by PTNA and ANIC to Imagine of an initial reinsurer allowance of approximately $2,200,000.

        o The payment by PTNA and ANIC to Imagine of a quarterly reinsurer allowance based upon .0025% of ceded reserves and .005% of security held in the Reinsurer Trust. Reinsurance allowances will escalate after 2008 if the agreement is not commuted.

        o The remittance, to be held in the Funds Withheld Trust, of net premiums, less ceded claims, less an expense allowance payable by Imagine.

        o The ability of PTNA and ANIC to commute the Reinsurance Agreement on or after January 1, 2008 in exchange for the return by Imagine of an experience refund amount.

The key terms of the Commutation and Settlement Agreement include, but are not limited to:


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        o       Centre's release from all liability under the previously
                reinsured policies.

        o The termination of all warrants issued to Centre that, if exercised, would represent 35 percent of the fully diluted ownership of the Company.

        o Centre's payment to PTNA and ANIC of an experience account refund, net of negotiated termination fees, of approximately $953 million.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 29, 2005, the Company, PTNA and ANIC entered into a Commutation and Settlement Agreement with Centre, retroactively effective on May 24, 2005. As a result, the 100% Quota Share Reinsurance Contract between PTNA, ANIC and Centre effective December 31, 2001 and the Quota Share Reinsurance Contract between the Company, PTNA, and ANIC and Centre effective January 1, 2002 were terminated.

The key terms of the terminated Reinsurance Contracts included, but were not limited to:

        o The acceptance of all policy risks by Centre, subject to an incremental limit of liability of $200 million, which served to support PTNA's and ANIC's agreement with the Pennsylvania Insurance Department to increase statutory reserves by $125 million prior to December 31, 2004.

        o An expense and risk charge payable to Centre only upon commutation of the agreement, which was accrued on the Company's historic financial statements. Expense and risk charges would escalate after 2007 if the agreement was not commuted.

        o The remittance, in cash, of net premiums, less ceded claims, less an expense allowance payable by Centre.

        o The ability of PTNA and ANIC to commute the 100% Quota Share Reinsurance Contract on or after December 31, 2007 in exchange for the return by Centre of an experience refund amount. The experience refund amount was subject to the total market return of a series of benchmark indices and hedges.

        o The issuance of warrants to Centre that, if exercised, would represent 35 percent of the fully diluted ownership of the Company.

        o The reinsurance of policies issued between January 1, 2002 and July 31, 2004 on a 50% quota share basis.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.

                Exhibit       Description
                -------       -----------

                10.1 Coinsurance Agreement dated as of July 28, 2005 among Penn Treaty Network America Insurance Company, American Network Insurance Company and Imagine International Reinsurance Limited.
                10.2 Funds Withheld Trust Agreement dated as of July 28, 2005 among Penn Treaty Network America Insurance Company as Grantor, Imagine International Reinsurance Limited as Beneficiary and The Bank of New York as Trustee.
                10.3 Funds Withheld Trust Agreement dated as of July 28, 2005 among American Network Insurance Company as Grantor, Imagine International Reinsurance Limited as Beneficiary and The Bank of New York as Trustee.

                10.4 Reinsurer Trust Agreement dated as of July 28, 2005 among Imagine International Reinsurance Limited as Grantor, Penn Treaty Network America Insurance Company as Beneficiary and The Bank of New York as Trustee.
                10.5 Reinsurer Trust Agreement dated as of July 28, 2005 among Imagine International Reinsurance Limited as Grantor, American Network Insurance Company as Beneficiary and The Bank of New York as Trustee.
                10.6 Investment Management Agreement dated as of July 28, 2005 between Perspective (Barbados) Limited, formerly Brascan Strategic Asset Management Limited (Barbados), and Penn Treaty Network America Insurance Company and American Network Insurance Company.
                10.7 Commutation and Settlement Agreement dated as of July 28, 2005 by and between Centre Solutions (Bermuda) Limited and Penn Treaty American Corporation, Penn Treaty Network America Insurance Company and American Network Insurance Company.
                99.1 Press release issued by Penn Treaty American Corporation on July 29, 2005.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PENN TREATY AMERICAN CORPORATION

August 2, 2005                  By:  /s/ Mark Cloutier
                                     -------------------------------------------
                                Name:  Mark Cloutier
                                Title: Senior Vice President,
                                       Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

10.1 Coinsurance Agreement dated as of July 28, 2005 among Penn Treaty Network America Insurance Company, American Network Insurance Company and Imagine International Reinsurance Limited.
10.2 Funds Withheld Trust Agreement dated as of July 28, 2005 among Penn Treaty Network America Insurance Company as Grantor, Imagine International Reinsurance Limited as Beneficiary and The Bank of New York as Trustee.
10.3 Funds Withheld Trust Agreement dated as of July 28, 2005 among American Network Insurance Company as Grantor, Imagine International Reinsurance Limited as Beneficiary and The Bank of New York as Trustee.
10.4 Reinsurer Trust Agreement dated as of July 28, 2005 among Imagine International Reinsurance Limited as Grantor, Penn Treaty Network America Insurance Company as Beneficiary and The Bank of New York as Trustee.
10.5 Reinsurer Trust Agreement dated as of July 28, 2005 among Imagine International Reinsurance Limited as Grantor, American Network Insurance Company as Beneficiary and The Bank of New York as Trustee.
10.6 Investment Management Agreement dated as of July 28, 2005 between Perspective (Barbados) Limited, formerly Brascan Strategic Asset Management Limited (Barbados), and Penn Treaty Network America Insurance Company and American Network Insurance Company.
10.7 Commutation and Settlement Agreement dated as of July 28, 2005 by and between Centre Solutions (Bermuda) Limited and Penn Treaty American Corporation, Penn Treaty Network America Insurance Company and American Network Insurance Company.
99.1        Press release issued by Penn Treaty American Corporation on July 29,
            2005.



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